Exhibit 99.1

Churchill Capital Corp II Stockholders and Skillsoft Shareholders Approve Merger

•	Merger is expected to close on June 11, 2021
•	Combined company to be named Skillsoft Corp. and begin trading on the New York Stock Exchange under ticker "SKIL" on June 14, 2021

NEW YORK – June 10, 2021 – Churchill Capital Corp II ("Churchill II") (NYSE: CCX.U), a special purpose acquisition company, today announced that in a special meeting held today, its stockholders voted to approve its combination with Software Luxembourg Holding S.A. ("Skillsoft"), a global leader in digital learning and talent management solutions. Approximately 97.7% of the votes cast at the meeting, representing approximately 71.5% of Churchill II's outstanding shares, voted to approve the business combination. In addition, at the extraordinary general meeting of the shareholders of Skillsoft held today, its shareholders voted to approve its merger with Churchill II.

The consummation of the business combination is expected to occur tomorrow, June 11, 2021, subject to the satisfaction or waiver of all other closing conditions. Following the completion of this transaction, the combined company expects to acquire Albert DE Holdings Inc. ("Global Knowledge"), a worldwide leader in IT and professional skills development.

The combined company will be named Skillsoft Corp., and it is anticipated that on June 14, 2021, the ticker symbol of its Class A Common Stock will be changed to "SKIL."

About Churchill Capital Corp II

Churchill Capital Corp II was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About Skillsoft

Skillsoft delivers digital learning, training, and talent solutions to help organizations unleash their edge. Leveraging immersive, engaging content, Skillsoft enables organizations to unlock the potential in their best assets — their people — and build teams with the skills they need for success. Empowering 45 million learners and counting, Skillsoft democratizes learning through an intelligent learning experience and a customized, learner-centric approach to skills development with resources for Leadership Development, Business Skills, Technology and Developer, Digital Transformation, and Compliance.

About Global Knowledge

Global Knowledge is a world leader in technology skills training, supporting major enterprises and IT professionals with innovative and flexible learning solutions and offering authorized content from major technology providers. Global Knowledge delivers training in multiple modalities, both on-demand and instructor-led through virtual delivery and classrooms, blended formats and customized on-site training, directly and through a worldwide partner network.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Churchill II’s, Skillsoft’s and Global Knowledge’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning the completion of the transactions, the expected benefits of the transactions, other possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “target,” “goal” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Churchill II’s Form 10-K/A for the year ended December 31, 2020 under Risk Factors in Part I, Item 1A and in the definitive proxy statement/prospectus discussed above. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Churchill II, Skillsoft and Global Knowledge believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and none of Churchill II, Skillsoft or Global Knowledge is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Churchill II has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Churchill II’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the proposed transactions; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transactions; business disruption following the transactions; risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of Churchill II, Skillsoft and Global Knowledge; risks related to Churchill II’s, Skillsoft’s or Global Knowledge’s indebtedness; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; demand for, and acceptance of, our products and for cloud-based technology learning solutions in general; our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate; our ability to develop new products; failure of our information technology infrastructure or any significant breach of security; future regulatory, judicial and legislative changes in our industry; the impact of natural disasters, public health crises, political crises, or other catastrophic events; our ability to attract and retain key employees and qualified technical and sales personnel; fluctuations in foreign currency exchange rates; our ability to protect or obtain intellectual property rights; our ability to raise additional capital; the impact of our indebtedness on our financial position and operating flexibility; and our ability to successfully defend ourselves in legal proceedings.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Churchill II’s, Skillsoft’s and Global Knowledge’s control. While all projections are necessarily speculative, Churchill II, Skillsoft and Global Knowledge believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Churchill II, Skillsoft and Global Knowledge, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Churchill II and is not intended to form the basis of an investment decision in Churchill II. All subsequent written and oral forward-looking statements concerning Churchill II, Skillsoft and Global Knowledge, the proposed transactions or other matters and attributable to Churchill II, Skillsoft and Global Knowledge or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contacts

Churchill Capital Corp II

info@churchillcapitalcorp.com

Media

Lauren Odell / Max Dutcher

Gladstone Place Partners

(212) 230-5930